INVESCO US MID CAP VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER:        811-3826
SERIES NO.:               18

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $   183
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B   $     1
          Class C   $     2
          Class Y   $   842

73A.      Payments per share outstanding during the entire current period: (form
          nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.1351
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B    0.1291
          Class C    0.1291
          Class Y    0.1997

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     1,409
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B         6
          Class C        10
          Class Y     4,318

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 39.31
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 39.05
          Class C   $ 39.06
          Class Y   $ 39.73

INVESCO US SMALL CAP VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER:        811-3826
SERIES NO.:               19

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $   172
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B   $    --
          Class C   $    --
          Class Y   $ 1,832

73A.      Payments per share outstanding during the entire current period: (form
          nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.0236
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B    0.0043
          Class C    0.0043
          Class Y    0.0738

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     7,143
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B         7
          Class C        11
          Class Y    23,977

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 28.49
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 28.33
          Class C   $ 28.33
          Class Y   $ 28.74

INVESCO VALUE FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER:        811-3826
SERIES NO.:               20

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $   850
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B   $    21
          Class C   $    13
          Class Y   $    18

73A.      Payments per share outstanding during the entire current period: (form
          nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.1320
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B    0.0170
          Class C    0.0170
          Class Y    0.1635

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     6,585
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B     1,032
          Class C       792
          Class Y       261

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 13.41
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 13.12
          Class C   $ 13.01
          Class Y   $ 13.61

INVESCO VALUE II FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 3/31/2011
FILE NUMBER:        811-3826
SERIES NO.:               21

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $   384
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B   $    --
          Class C   $    --
          Class Y   $   528

73A.      Payments per share outstanding during the entire current period: (form
          nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.1017
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B    0.0429
          Class C    0.0429
          Class Y    0.1214

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     3,958
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B         2
          Class C         3
          Class Y     4,545

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 16.33
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 16.31
          Class C   $ 16.32
          Class Y   $ 16.34